UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 1, 2006
Date of Report
(Date of earliest event reported)

FLEXIBLE SOLUTIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-31540	91-1922863
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2614 QUEENSWOOD DR., VICTORIA, BC CANADA   V8N 1X5
(Address of principal executive offices) (Zip Code)

(250) 477-9969
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS

On November 1, 2006, Flexible Solutions International, Inc. issued a press release announcing Form 144 filed in error.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.	DESCRIPTION
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. Flexible Solutions International, Inc.

By:	/s/ DAN O'BRIEN
President
Dated: November 1, 2006